                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 16, 2004

                            CPI AEROSTRUCTURES, INC.
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               (Exact Name of Registrant as Specified in Charter)

          New York                     1-11398                    11-2520310
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(State or Other Jurisdiction         (Commission               (IRS Employer
    of Incorporation)                File Number)            Identification No.)

200A Executive Drive, Edgewood, New York                             11717
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code    (631) 586-5200
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits:

          99.1   Press Release, dated August 16, 2004 announcing June 30, 2004 financial results.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 16, 2004, CPI Aerostructures, Inc. issued a press release discussing its financial results for the second quarter and six months ended
June 30, 2004. The press release is included as Exhibit 99.1 hereto.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2004                               CPI AEROSTRUCTURES, INC.

                                                     By: /s/ Edward J. Fred
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                                                         Edward J. Fred
                                                         Chief Executive Officer

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